SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No.     )


Filed by the registrant |X|
Filed by a party other than the registrant |_|

Check the appropriate box:                    |_| Confidential, For Use of
|_| Preliminary proxy statement                   the Commission Only (as
|X| Definitive proxy statement                    permitted by Rule 14a-6(e)(2))
|_| Definitive additional materials
|_| Soliciting material pursuant to Rule 14a-12

                             SKIBO FINANCIAL CORP.
--------------------------------------------------------------------------------
(Name of Registrant as Specified in Its Charter)

                             SKIBO FINANCIAL CORP.
--------------------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

|X|      No fee required
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and 0-11.

         (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------

         (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------

         (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------

         (5) Total fee paid:
--------------------------------------------------------------------------------

         |_| Fee paid previously with preliminary materials:
--------------------------------------------------------------------------------

         |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1) Amount previously paid:
--------------------------------------------------------------------------------

         (2) Form, schedule or registration statement no.:
--------------------------------------------------------------------------------

         (3) Filing party:  SKIBO FINANCIAL CORP.
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         (4) Date filed:
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

                              SKIBO FINANCIAL CORP.
                              242 East Main Street
                          Carnegie, Pennsylvania 15106




June 15, 2001




To Our Stockholders:

         We are pleased to invite you to attend the Annual Meeting of Stockholders of Skibo Financial Corp., the holding company of First Carnegie Deposit, to be held at Southpointe Golf Club, 360 Southpointe Boulevard, Canonsburg, Pennsylvania, on Thursday, July 19, 2001, at 9:00 a.m.

         The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. Directors and officers of Skibo Financial Corp., as well as a representative of our independent auditors, Stokes & Hinds, LLC, are expected to be present to respond to any questions that stockholders may have.

         Additional information concerning these items is included in the accompanying Notice of Annual Meeting and Proxy Statement. The Board of Directors of Skibo Financial Corp. has determined that the matters to be considered at the Annual Meeting are in the best interest of Skibo Financial Corp. and its stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote "FOR" each matter to be considered.

         Your vote as a stockholder is important, regardless of the number of shares you own. On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible, even if you currently plan to attend the meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the Meeting.

         On behalf of the Board of Directors and all of the employees of Skibo Financial Corp. and First Carnegie Deposit, I wish to thank you for your past and continued support.

                                                Sincerely,


                                                /s/Walter G. Kelly
                                                --------------------------------
                                                Walter G. Kelly
                                                President

--------------------------------------------------------------------------------
                              SKIBO FINANCIAL CORP.
                              242 EAST MAIN STREET
                          CARNEGIE, PENNSYLVANIA 15106
                                 (412) 276-2424
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JULY 19, 2001
--------------------------------------------------------------------------------

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of Skibo Financial Corp. (the "Company") will be held at Southpointe Golf Club, 360 Southpointe Boulevard, Canonsburg, Pennsylvania, on Thursday, July 19, 2001, at 9:00 a.m. The Meeting is for the purpose of considering and acting upon the following:

          1. The election of two directors of the Company for terms of three years each;

          2. The ratification of the appointment of Stokes & Hinds, LLC as independent auditors for the fiscal year ending March 31, 2002; and

          3. The transaction of such other business as may properly come before the Meeting or any adjournments thereof.

         Any action may be taken on any one of the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. The Board of Directors is not aware of any other business to come before the Meeting. Pursuant to the Bylaws, the Board of Directors has fixed the close of business on June 8, 2001, as the record date (the "Record Date") for determination of the stockholders entitled to vote at the Meeting and any adjournments thereof.

         You are requested to complete and sign the enclosed form of Proxy, which is solicited by the Board of Directors, and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.

         EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE PERSONALLY AT THE MEETING.

                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              /s/Alexander J. Senules
                                              ----------------------------------
                                              ALEXANDER J. SENULES
                                              SECRETARY
Carnegie, Pennsylvania
June 15, 2001

--------------------------------------------------------------------------------
IMPORTANT: PLEASE FILL IN, DATE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY. AN ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              SKIBO FINANCIAL CORP.

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                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                  JULY 19, 2001
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board") to be used at the Annual Meeting of Stockholders of the Company, which will be held at Southpointe Golf Club, 360 Southpointe Boulevard, Canonsburg, Pennsylvania, on Thursday, July 19, 2001, at 9:00 a.m. The accompanying Notice of Meeting and this Proxy Statement are being first mailed to stockholders on or about June 15, 2001. The Company is a majority-owned subsidiary of Skibo Bancshares, M.H.C. (the "Mutual Holding Company" or "MHC"), which was formed in connection with the mutual holding company reorganization of First Carnegie Deposit (the "Bank") on April 4, 1997 and subsequently acquired a majority interest in the Company when the Company was formed pursuant to the two-tier holding company reorganization on October 29, 1998. Because the MHC owns 60% of the Company Common Stock, the votes cast by the MHC will be determinative of the outcome of Proposal I (election of directors) and Proposal II (ratification of auditors).

         At the  Meeting,  stockholders  will  consider  and  vote  upon (i) the
election  of  two  directors,   and  (ii)  the  ratification  of  the  Company's
independent auditor.

--------------------------------------------------------------------------------
                             REVOCABILITY OF PROXIES
--------------------------------------------------------------------------------

         Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice delivered in person or mailed to the Secretary of the Company at the address of the Company shown above or by the filing of a later-dated proxy prior to a vote being taken on a particular proposal at the Meeting. A proxy will not be voted if a stockholder attends the Meeting and votes in person. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, proxies will be voted for the nominees for director set forth below, and in favor of each of the other proposals set forth in this Proxy Statement for consideration at the Meeting or any adjournment thereof.

         The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve, or for good cause will not serve, and matters incident to the conduct of the meeting, including matters of which the Company receives notice after July 14, 2001.

--------------------------------------------------------------------------------
                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

         Stockholders of record as of the close of business on June 8, 2001, are entitled to one vote for each share then held ("Record Date"). As of June 8, 2001, the Company had 3,150,333 shares of Company Common Stock outstanding.

         As provided in the Charter of the Company, for a period of five years from the effective date of the MHC Reorganization, no person, except for the Mutual Holding Company, is permitted to beneficially own in excess of 10% of the outstanding shares of Company Common Stock (the "Limit"), and any shares of

Company Common Stock acquired in violation of this Limit, are not entitled to any vote. A person or entity is deemed to beneficially own shares owned by an affiliate of, as well as persons acting in concert with, such person or entity.

         The presence, in person or by proxy, of the holders of at least a majority of the outstanding shares of Company Common Stock entitled to vote (after subtracting any shares held in excess of the Limit) is necessary to constitute a quorum at the Meeting.

         As to the election of directors (Proposal I), the proxy card being provided by the Board enables a stockholder to vote "FOR" the election of the nominees proposed by the Board, or to "WITHHOLD" authority to vote for one or more of the nominees being proposed. Under federal law and the Company's Federal Stock Charter ("Charter") and Bylaws, directors are elected by a plurality of the votes cast, without regard to either (i) Broker Non-votes or (ii) proxies as to which authority to vote for one or more of the nominees being proposed is withheld.

         As to the ratification of auditors (Proposal II) and all other matters that may properly come before the Meeting, by checking the appropriate box, a stockholder may; (i) vote "FOR" the item, (ii) vote "AGAINST" the item, or (iii) "ABSTAIN" with regard to the item. Under the Company's Charter and Bylaws, unless otherwise required by law, Proposal II and all other matters shall be determined by a majority of the votes cast affirmatively or negatively without regard to (a) Broker Non-votes, or (b) proxies marked "ABSTAIN" as to that matter.

         Persons and groups owning in excess of five percent of the Company Common Stock are required to file certain reports with the Securities and Exchange Commission (the "SEC") regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended ("Exchange Act"). The following table sets forth, as of the Record Date, the shares of Company Common Stock beneficially owned by each person who was the beneficial owner of more than five percent of the outstanding shares of Company Common Stock, based solely upon information supplied to the Company by the Company's stock transfer agent and the filings required pursuant to the Exchange Act.



Name and Address                                          Percent of Shares of
of Beneficial Owner                 Number of Shares    Common Stock Outstanding
-------------------                 ----------------    ------------------------


Skibo Bancshares, M.H.C.
242 East Main Street                    1,897,500                    60.2%
Carnegie, Pennsylvania  15106

--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

         The Company Common Stock is registered pursuant to Section 12(g) of the Exchange Act. The executive officers and directors of the Company and beneficial owners of greater than 10% of Company Common Stock ("10% beneficial owners") are required to file reports on Forms 3, 4 and 5 with the SEC disclosing changes in beneficial ownership of the Company Common Stock. The Company's Proxy Statement and Annual Report on Form 10-KSB must disclose the failure of an executive officer, director or 10% beneficial owner of the Company's Common Stock to file a Form 3, 4, or 5 on a timely basis. Based on the Company's review of such ownership reports, none of the executive officers and/or directors of the Company failed to file such ownership reports on a timely basis during the fiscal year ended March 31, 2001.

--------------------------------------------------------------------------------
                       PROPOSAL I - ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

         The Company currently has five directors serving on its Board. The Company's Bylaws provide that Directors are to be elected for terms of three years, approximately one-third of whom are to be elected annually. Two directors will be elected at the Meeting, each to serve for a three-year period.

         Layne W. Craig and John T. Mendenhall, Jr., who are current members of the Board, have been nominated by the Board of Directors to serve as directors, each for a term of three years. It is intended that the persons named in the proxies solicited by the Board will vote for the election of the named nominees. The nominees are elected as directors if they receive more votes than any other candidate.

         If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board knows of no reason why any nominee might be unavailable to serve.

         The following table sets forth, for each nominee and each director continuing in office, his name, age, the year he first became a director, the year in which his current term will expire and the number of shares and percentage of Company Common Stock beneficially owned as of the Record Date. The table also sets forth the number of shares and percentage of Company Common Stock beneficially owned by all directors and executive officers as a group as of the Record Date.

                                                                              SHARES OF
                                           YEAR FIRST           CURRENT      COMMON STOCK     PERCENT
                                           ELECTED OR            TERM       BENEFICIALLY      OF CLASS
NAME                           AGE         APPOINTED            EXPIRES         OWNED             %
----                           ---         ---------            -------     -------------     --------

                                            BOARD NOMINEE FOR TERMS TO EXPIRE IN 2004

Layne W. Craig                 87             1998                2001        22,714 (1)(2)        *

John T. Mendenhall, Jr.        52             1998                2001        24,675 (1)(2)        *

                                                  DIRECTORS CONTINUING IN OFFICE

Walter G. Kelly                55             1998                2002        93,744 (3)          3.0

Alexander J. Senules           68             1998                2002        53,664 (1)(2)       1.7

John C. Burne                  74             1998                2003        35,850 (1)(2)       1.1

All Executive Officers
and Directors as a
Group (6 persons)              --               --                  --       297,590 (4)          9.4

------------------
*    Less than 1%.
(1) Includes options to purchase 10,867 shares of Company Common Stock that may be exercised within 60 days of the Record Date under the 1998 Stock Option plan (the "Stock Option Plan"). Includes 870 shares of Company Common Stock awarded under the 1998 restricted stock plan (the "RSP").
(2) Excludes 124,200 shares of Company Common Stock held under the employee stock ownership plan (the "ESOP") for which such individual serves as either a member of the ESOP Committee or as an ESOP Trustee. Such individual disclaims beneficial ownership with regard to shares held in a fiduciary capacity. The ESOP purchased such shares for the exclusive benefit of ESOP participants with funds borrowed from an unrelated third party. The loan was subsequently refinanced by the Company. These shares are held in a suspense account and are allocated among ESOP participants annually on the basis of compensation as the ESOP debt is repaid. The Board of Directors has appointed Messrs. Craig, Mendenhall, Senules and Burne to serve on the ESOP Committee and to serve as ESOP Trustees. The ESOP Committee or the Board instructs the ESOP Trustee regarding investment of ESOP plan assets. The ESOP Trustees must vote all shares allocated to participant accounts under the ESOP as directed by ESOP participants.
     Unallocated shares and shares for which no timely voting direction is received will be voted by the ESOP Trustees as directed by the Board or the ESOP Committee. As of the Record Date, 105,965 shares had been allocated under the ESOP to participant accounts.

(3) Includes 38,812 shares of Company Common Stock that may be acquired through options that are exercisable within 60 days of the Record Date and 22,321 shares of Company Common Stock allocated to the account of Mr. Kelly under the ESOP
(4) Includes options to purchase 102,740 shares of Company Common Stock that may be exercised within 60 days of the Record Date to purchase shares of Company Common Stock under the Stock Option Plan. Includes 3,480 shares of Company Common Stock awarded under the RSP. Excludes 18,235 shares held by the ESOP which have not been allocated to participating employees over which certain directors, as trustees to the ESOP, exercise shared voting and investment power. Such directors disclaim beneficial ownership with regard to such shares held by the ESOP. See footnote 2. Includes 35,222 shares of Company Common Stock held by the ESOP and allocated to executive officers (2 persons) of the Company.

         The principal occupation during the past five years of each director and nominee of the Company is set forth below. All directors and nominees have held their present positions for five years unless otherwise stated.

         John C. Burne has served as a director and Chairman of the Board of the Company since 1998, as a director of the Bank since 1971, as Chairman of the Board of the Bank since 1993, and as Vice President of the Bank from 1992 to 1993. Mr. Burne is a retired general insurance agent and currently is the sole proprietor of a log home dealership in Canonsburg, Pennsylvania. Mr. Burne serves as a member, elder, choir member, and president of the Carnegie Presbyterian Church, a member and past president of the Carnegie Rotary Club and the Allegheny Chapter of the CPCU Society, a member of the VFW, a member and past presiding officer of several masonic lodges, the former president of the Board of Trustees of Woodville State Hospital, and a current director and vice president of the Pittsburgh Phoenix Youth Orchestra.

         Layne W. Craig has served as a director of the Company since 1998 and as a director of the Bank since 1964. Mr. Craig is a former plumbing contractor and former owner of Craig Plumbing and Heating, Carnegie, Pennsylvania.

         Walter G. Kelly has served as a director, President and Chief Executive Officer of the Company since 1998, as a director of the Bank since 1983, as President of the Bank since 1993, as Chief Executive Officer of the Bank since 1981, and has been employed by the Bank since 1976. Mr. Kelly also serves as the Chairman of the Chartiers Valley Industrial Development Authority.

         John T. Mendenhall, Jr. has served as a director of the Company since 1998 and as a director of the Bank since 1994. Dr. Mendenhall has practiced general dentistry in Carnegie, Pennsylvania since 1978. Dr. Mendenhall currently serves as a board member of the Carnegie Rotary Club and the Chartiers Area Boys & Girls Club.

         Alexander J. Senules has served as a director, Vice President and Secretary of the Company since 1998, as a director of the Bank since 1976, as Secretary of the Bank since 1993, and as Vice President of the Bank since 1994. Mr. Senules is not a salaried employee of the Bank. Mr. Senules is the president and the majority stockholder of Blasting Products, Inc., an equipment rental and bag manufacturer located in Republic, Pennsylvania, president of Senex Explosives, Inc., a drilling and blasting company located in Cuddy, Pennsylvania, and secretary and treasurer of Florex Explosives, Inc., an explosives manufacturer and drilling and blasting contractor located in Naples, Florida. Mr. Senules is also a major sponsor of the Boy Scouts of America, the Civic Light Opera, the Make a Wish Foundation, the Pittsburgh Ballet Theatre, and the Carnegie Museum.

Executive Officer Not Serving As A Director

         Carol A. Gilbert, age 56, has served as Chief Financial and Operating Officer and Treasurer of the Company since 1998, as Treasurer of the Bank since 1978, and has been employed by the Bank since 1970. Ms. Gilbert is currently the Chief Financial and Operating Officer of the Bank. Ms. Gilbert is a member of the board of directors of the Carnegie Area Revitalization Effort, a nonprofit organization.

--------------------------------------------------------------------------------
                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
--------------------------------------------------------------------------------

         During the fiscal year ended March 31, 2001, the Board of Directors of the Company held four regular meetings and two special meetings, and the Board of Directors of the Bank held twelve regular meetings and no special meetings. During the fiscal year ended March 31, 2001, no director attended fewer than 75% of the total meetings of the Board of Directors of the Company and the Bank and committees on which such director served.

         The Pension and Salary Committee of the Bank, a standing committee, meets semi-annually to review the performance of employees and to determine compensation to be recommended to the Board. The Pension and Salary Committee is comprised of Directors Senules (chairman), Burne, and Craig. The Pension and Salary Committee of the Bank met twice during the fiscal year ended March 31, 2001. The Company does not have a similar committee.

         The Audit Committee, a standing committee of the Company, consists of Directors Senules (chairman), Burne, and Mendenhall. The Audit Committee reviews the adequacy of internal controls and management reports and meets with the accountants to discuss the scope and to review the results of the annual audit. This committee met four times during the fiscal year ended March 31, 2001.

         The Nominating Committee of the Company is a standing committee which consists of all members of the Board of Directors. The Nominating Committee met once during the fiscal year ended March 31, 2001.

         Pursuant to Article II, Section 14 of the Company's Bylaws, nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the Company. To be timely, a stockholder's notice shall be delivered to the Secretary of the Company not less than five days prior to the annual meeting of the stockholders of the Company.

--------------------------------------------------------------------------------
                            COMPENSATION OF DIRECTORS
--------------------------------------------------------------------------------

         General. Directors of the Company receive incentive compensation based upon their unexercised stock option shares previously awarded under the Company's Stock Option Plan. The Company paid a total of $6,500 of centive compensation to non-employee directors during the fiscal year ended March 31, 2001. Non-employee directors of the Bank currently receive annual compensation of $21,600 with $500 being deducted for every Board meeting missed. The Chairman and Vice Chairman of the Bank receive additional fees of $500 and $300 a month, respectively. Directors also receive cash dividends on unvested RSP shares. Directors do not receive additional fees for attendance at committee meetings. The Bank paid a total of $93,000 in fees to non-employee directors for their service on the Board of Directors and its committees and $2,900 cash dividends on unvested RSP shares. See also "Executive Compensation" for incentive compensation paid to employee directors and "Compensation of Directors - Skibo Financial Corp. Compensation Plan" for incentive compensation paid to all directors, officers and employees.

         Directors Retirement Plan. Beginning in 1994, the Bank sponsored a Directors Retirement Plan ("DRP") to provide retirement benefits to non-employee directors of the Bank. Any director who served as a non-employee director participated in the DRP and payments under the DRP would commence once the director ceased being a director of the Bank. The DRP provided a retirement benefit based on the number of years of service to the Bank. Generally, non-employee directors receive 2% of the final average Board compensation (as defined in the DRP) for each year of service prior to age 80 up to a maximum annual benefit equal to 60% of the director's final average Board compensation. In December 1999, the plan was amended to only consider calendar years 1999 and earlier in the computation of final average compensation. In November 2000, the Board of Directors voted to terminate the DRP. An actuarial firm calculated the lump sum payments due the directors and the cash surrender value of the life insurance policies held on the lives of the directors. After reviewing the information, it was determined, because of his age and the cost to the Bank, it was not beneficial to the Bank to cancel Mr. Craig's DRP. Mr. Craig, because of his health when the DRP was established, has maintained a separate DRP contract from the other directors. Mr. Craig's DRP provides that the Bank will pay the benefits in a single life, joint and survivor, or term certain annuity commencing upon his retirement or in the event of a change in control of the Company or the Bank. In December 2000, the Bank instructed the insurance company to transfer the policies (the value equivalent to the lump sum payments calculated by the actuary) on the three remaining directors. The cash surrender value of the policies was $541,568, of which transfers totaling $335,282 were made to the directors, and the remainder of $206,286 was returned to the Bank. See also "Executive Compensation - Supplemental Executive Retirement Plan."

         Stock Awards. On April 16, 1998, the Bank's stockholders approved the Stock Option Plan and the RSP. On October 29, 1998, upon formation of the mid-tier stock holding company, the Stock Option Plan became known as the Skibo Financial Corp. 1998 Stock Option Plan. Pursuant to the terms of the Stock Option Plan, each non-employee director received, on the date of stockholder approval, options to purchase 10,867 shares of Company Common Stock, and under the RSP the same non-employee directors received 4,347 shares of restricted Company Common Stock. The options granted to these directors are exercisable at a rate of 50% on the date of grant and 50% one year thereafter. Restricted stock granted to these directors vest 20% on the date of grant and 20% annually, thereafter. See also "Executive Compensation" for awards to employee directors.

         Skibo Financial Corp. Compensation Plan. On September 14, 2000, the Company adopted a Compensation Plan ("Plan") for directors, officers and employees of the Company or the Bank. The level of compensation is determined based upon the number of unexercised stock options previously awarded under the Company's Stock Option Plan held by such individuals, and the cash dividends paid on the Company Common Stock from time to time. It is anticipated that such compensation payable to such plan participants shall be paid each time that a cash dividend is paid on the Company Common Stock, however, the Board of Directors reserves the right to amend, modify, suspend or cancel the Plan at any time without prior notice to any participant. The Plan provides that upon the payment of a cash dividend on the Company Common Stock, the holder of such options shall receive payment of cash in an amount equivalent to the cash dividend payable as if such stock options had been exercised and such Company Common Stock held as of the dividend record date. Such payment of compensation shall expire upon the expiration or exercise of such underlying options. During the year ended March 31, 2001, the Company's total expense for this Plan to all directors, officers and employees was $23,287. See also "Compensation of Directors - General and "Executive Compensation."

--------------------------------------------------------------------------------
                             EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

         Summary Compensation Table. The following table sets forth certain information as to the total remuneration received by the chief executive officer. No other executive officer received cash compensation in excess of $100,000 during the fiscal years ended March 31, 2001, 2000 and 1999.

                                                                                          Long Term
                                             Annual Compensation                      Compensation Awards
                                   -----------------------------------------          -------------------
                                                                                                 Securities
                       Fiscal                                                      Restricted    Underlying
Name and               Year                                 Other Annual               Stock      Options/       All Other
Principal Position     Ending        Salary        Bonus    Compensation(1)          Awards        SARs(#)     Compensation
-------------------    ------        ------        -----    ---------------        ----------      -------     ------------
Walter G. Kelly        2001        $ 154,262     $ 33,000         $6,210              --             --          $52,296(4)
President and CEO      2000        $ 152,913     $ 33,000         $1,941              --             --          $29,288(5)
                       1999        $ 149,913     $ 30,000         $2,328          $192,510(2)     38,812(3)      $45,040(6)

------------------------
(1) Does not include the value of certain benefits which do not exceed the lesser of $50,000 or 10% of Mr. Kelly's total salary and bonus. For fiscal 2001, includes $388 in cash dividends on unvested restricted shares and $5,822 cash dividends on unexercised stock shares. For fiscal 2000, includes $1,941 in cash dividends on unvested restricted shares. For fiscal 1999, includes $2,328 in cash dividends on unvested restricted shares.

(2) Represents awards of 15,525 shares of Common Stock under the RSP at a value of $12.40 per share. Such stock awards become non-forfeitable at the rate of one-third per year commencing on April 16, 1998. As of March 31, 2001, all stock awards have been vested.
(3) Represents award of options exercisable at the rate of 50% per year commencing on April 16, 1998. The exercise price equals the market value of common stock on the date of repricing of $6.83. See "Stock Compensation Programs."
(4) Consists of 6,537 shares of Common Stock allocated under the ESOP during fiscal 2000 with a market value of $8.00 per share at March 31, 2001. Does not include accruals made pursuant to the SERP. See "Supplemental Executive Retirement Plan."
(5) Consists of 5,654 shares of Common Stock allocated under the ESOP during fiscal 2000 with a market value of $5.18 per share at March 31, 2000. Does not include accruals made pursuant to the SERP. See "Supplemental Executive Retirement Plan."
(6) Consists of 5,630 shares of Common Stock allocated under the ESOP during fiscal 1999 with a market value of $8.00 per share at March 31, 1999. Does not include accruals made pursuant to the SERP. See "Supplemental Executive Retirement Plan."

         Employment Agreements. The Bank has entered into an employment agreement ("agreement") with Walter G. Kelly, its President and Chief Executive Officer. The agreement is for a term of three years with a minimum base salary of $144,685. It may be extended quarter by quarter by the Board of Directors upon a determination of satisfactory performance within the Board's sole discretion. The agreement provides that Mr. Kelly may be terminated by the Bank for "just cause" as defined in the agreement. If the Bank terminates him without just cause, he will be entitled to a continuation of salary from the date of termination through the remaining term of the agreement. The agreement contains a provision stating that in the event of involuntary termination of employment in connection with any change in control of the Bank or Company, Mr. Kelly will be paid in a lump sum generally equal to 2.99 times his prior five-year average taxable compensation. Had the Bank terminated Mr. Kelly in connection with a change in control as of March 31, 2001, Mr. Kelly would be entitled to a payment of approximately $623,000. The aggregate payments that would be made would be an expense to the Company, and would reduce the Company's net income and capital. The Bank has virtually an identical employment agreement with another executive officer. Had the Bank terminated that employee in connection with a change in control as of March 31, 2001, the employee would be entitled to a payment of approximately $302,000.

         Supplemental Executive Retirement Plan. The Bank has adopted an unfunded supplemental retirement plan ("SERP") for the benefit of Walter G. Kelly, President. The purpose of the SERP is to attract and retain executives and key employees by providing additional retirement benefits to supplement the other retirement benefits provided to all employees. The targeted level of retirement benefits under the SERP are calculated as 80% of the final average compensation (as defined in the SERP), as adjusted to take into account certain other retirement benefits. In December 1999, the plan was amended to only consider calendar years 1999 and earlier in the computation of final average compensation. In December 2000, the plan was amended to add as another payment form the option of receiving a distribution of benefits in a lump-sum payment. The SERP provides that the Bank will pay the benefits under the SERP in a single life annuity, joint and 50% survivor annuity, joint and 100% survivor annuity, term certain annuity or a lump- sum payment. Upon receipt of payment of benefits, the participant will recognize taxable ordinary income in the amount of such payments received and the Company will be entitled to recognize a tax-deductible compensation expense at that time for tax return purposes. Benefits under the SERP are immediately payable upon death or disability of the participant, or upon the termination of the participant (other than for cause), after obtaining 20 years of credited service. During the years ended March 31, 2001 and 2000, the Company's DRP/SERP expenses totaled $206,000 and $236,000, respectively.

         ESOP. The Bank maintains an ESOP for the exclusive benefit of participating employees. Participating employees are full-time employees who have completed one year of service with the Company or its subsidiary and attained age 21. The ESOP is funded by contributions made by the Bank in cash or the Company Common Stock. The ESOP had borrowed funds from an unrelated third party to purchase stock in the Bank's initial stock offering. The loan was subsequently refinanced by the Company. The Bank contributed to the ESOP approximately $192,000 and $187,000 during the years ended March 31, 2001 and 2000, respectively. It is anticipated that this loan will be fully repaid in fiscal 2002. Contributions to the ESOP and shares released from the suspense account are allocated among participants on the basis of total compensation, excluding certain payments. All participants must be employed at least 1,000 hours in a plan year or shall have terminated employment following death, disability or retirement in order to receive an allocation for such plan year. The Bank's contributions to the ESOP are discretionary; therefore, benefits payable under the ESOP cannot be estimated.

         Stock Compensation Programs. The following table sets forth information concerning options granted to the named executive.

                                                                  Number of Securities
                                                                 Underlying Unexercised       Value of Unexercised In-
                                                                       Option/SARs             The-Money Option/SARs
                     Shares Acquired                                at FY-End (#)(2)              at FY-End (3)($)
        Name           on Exercise      Value Realized ($)(1)   Exercisable/Unexercisable    Exercisable/Unexercisable
--------------------  -------------     ---------------------   -------------------------    -------------------------
Walter G. Kelly             --                 --                   38,812 / --                       $45,410  /   --

--------------
(1) Market value of the underlying securities at the date of exercise minus the exercise price, multiplied by the number of underlying securities.
(2)  The options in this table have an exercise price of $6.83.
(3) Market value of the underlying securities at fiscal year-end minus the exercise price, multiplied by the number of underlying securities. Based upon the closing price of the Common Stock as of March 31, 2001 of $8.00 per share.

--------------------------------------------------------------------------------
                         INDEBTEDNESS OF MANAGEMENT AND
                    TRANSACTIONS WITH CERTAIN RELATED PARTIES
--------------------------------------------------------------------------------

         The  Bank,  like  many  financial  institutions,  grants  loans  to its officers and directors. All loans by the Bank to its directors and executive officers are subject to regulations restricting loans and other transactions with affiliated persons of the Company. Savings institutions are permitted to make loans to executive officers, directors and principal shareholders ("insiders") on preferential terms, provided the extension of credit is made pursuant to a benefit or compensation program of the Bank that is widely available to employees of the Bank or its affiliates and does not give preference to any insider over other employees of the Bank or affiliate. The Bank maintains a benefit and compensation program whereby mortgage loans are offered to all employees and directors at a 1.50% discount off the then-prevailing rate at the time of grant. This rate is only available during the term of the employee's employment or the director's board membership. Upon termination, resignation or retirement, the rate reverts to the market rate that existed at the time the loan was granted. In addition, the Bank will pay the costs for any credit check and appraisal. Furthermore, pursuant to the benefit and compensation plan, the Bank will make loans collateralized by (i) savings deposits at 1% over the annual percentage yield earned on the collateral, and
(ii) new and used automobiles. All other loans to insiders (a) have been made in the ordinary course of business, (b) were made on substantially the same terms and conditions, including interest rates and collateral, as those prevailing at the time for comparable transactions with the Bank's other customers, and (c) do not involve more than the normal risk of default or present other unfavorable features. Loans to executive officers and directors of the Company and their affiliates amounted to approximately $519,304 or 2.1% of the Company's equity at March 31, 2001.

         The following table sets forth the indebtedness of executive officers, directors, and members of the immediate family of an executive officer or director who are or were indebted to the Bank at any time since March 31, 1999 in an aggregate amount in excess of $60,000 and whose loans were made pursuant to the benefit and compensation program.

                                                                  Largest Amount
                                                                Outstanding Since          Balance at         Interest
Name and Position            Date of Loan     Type of Loan        March 31, 1999         March 31, 2001         Rate
-----------------            ------------     ------------        ---------------        --------------        -----
Alexander J. Senules                             First
Director and Secretary         02/10/97         Mortgage             $265,631               $248,768           6.25%*

John C. Burne                                    First
Chairman of the Board          02/03/97         Mortgage             $153,687               $146,282           6.25%*

Walter G. Kelly                                  First
President and Chief            02/03/97         Mortgage             $129,643               $124,254           6.25%*
Executive Officer

-------------------
* The prevailing market rate was 1.5% above the rate charged. All other mortgage loans were made at the prevailing market rate when originated.

--------------------------------------------------------------------------------
                             AUDIT COMMITTEE REPORT
--------------------------------------------------------------------------------

         In accordance with its charter adopted by the Board of Directors, the Audit Committee ("Committee") assists the Board in fulfilling its responsibilities relating to the Company's audited financial reports, accounting procedures and financial controls. Additionally, the Committee recommends to the full Board the selection of the independent auditors and approves the fees and other significant compensation to be paid to the independent auditors. The Committee reviews the procedures and results of the Company's independent audits, and provides a direct communications link to the Board of Directors from Stokes & Hinds, LLC, the Company's independent auditors, and the Company's chief financial officer to help assure the quality of the Company's financial reporting and control systems.

         During fiscal 2001, the Audit Committee, comprised of three independent directors, met four times and the committee chair, as representative of the committee, began holding discussions with the chief financial officer and independent auditors regarding interim financial information contained in the Company's quarterly reports on Form 10-QSB prior to filing with the Securities and Exchange Commission.

         Auditor Independence and 2001 Audit. To fulfill its duties, the Audit Committee obtained a formal written report of the independent auditors describing all relationships between the auditors and the Company that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committee." In addition, the Committee discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditor's independence. The Committee also discussed with management and the independent auditors the quality and adequacy of the Company's internal controls. The Committee reviewed with the independent auditors their audit plans, audit scope and identification of audit risks.

         The Audit Committee discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communications with Audit Committee" and reviewed the results of the independent auditors' examination of the financial statements.

         2001 Financial Statements and Recommendations of the Audit Committee. The Audit Committee reviewed the Company's audited financial statements as of and for the year ended March 31, 2001 with management and the independent auditors. Management has the responsibility for the preparation of the Company's financial statements and the independent auditors have the responsibility for the examination of those statements. Based on the review, the Committee recommended to the Board that the Company's audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended March 31, 2001 for filing with the Securities and Exchange Commission.

         Audit Fees. The aggregate fees billed for professional services rendered by the independent auditors for the audit of the Company's financial statements as of and for the year ended March 31, 2001 and the review of the financial statements in the Company's Form 10-QSB filings for the year were $30,900.

         All Other Fees. The aggregate fees billed by the independent auditors during the year ended March 31, 2001 for non-audit and non-information systems related services were $6,885. These services consisted of tax consultation, tax compliance and tax research services. The independent auditors did not provide professional services during the year ended March 31, 2001 for the operation of the Company's information systems or financial system design and implementation. The Audit Committee considered whether, and has determined that, the provision for these services is compatible with maintaining the independent auditors' independence.

--------------------------------------------------------------------------------
              PROPOSAL II - RATIFICATION OF APPOINTMENT OF AUDITORS
--------------------------------------------------------------------------------

         At the Meeting, stockholders will consider and vote upon the ratification of the appointment of independent auditors for the Company's fiscal year ending March 31, 2002. Stokes & Hinds, LLC was the Company's independent auditor for the fiscal year ended March 31, 2001. The Board of Directors has approved to renew the Company's arrangements with Stokes & Hinds, LLC to be its auditor for the fiscal year ending March 31, 2002, subject to ratification by the Company's stockholders. A representative of Stokes & Hinds, LLC is expected to be present at the Meeting to respond to stockholders' questions and will have the opportunity to make a statement.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

         The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers, and regular employees of the Company or the Bank may solicit proxies personally or by telegraph or telephone without payment of additional compensation.

         The Company's 2001 Annual Report, including financial statements, has been mailed to all persons who were listed as stockholders of record as of the close of business on June 8, 2001. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing the Company or by accessing the Company's website at www.skibofin.com. Such Annual Report is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference.

--------------------------------------------------------------------------------
                                   FORM 10-KSB
--------------------------------------------------------------------------------

A COPY OF THE FORM 10-KSB AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, SKIBO FINANCIAL CORP., 242 EAST MAIN STREET, CARNEGIE, PENNSYLVANIA 15106.

--------------------------------------------------------------------------------
                     STOCKHOLDER PROPOSALS AND OTHER MATTERS
--------------------------------------------------------------------------------

         Any new business to be taken up at the Annual Meeting of Stockholders shall be stated in writing and filed with the Secretary of the Company no later than July 14, 2001, and all business so stated, proposed, and filed shall be considered at the annual meeting, but no other proposal shall be acted upon at the annual meeting. Any shareholder may make any other proposal at the annual meeting and the same may be discussed and considered, but unless received in writing by the Secretary no later than July 14, 2001, such proposal shall be laid over for action at an adjourned, special, or annual meeting of the shareholders taking place 30 days or more thereafter.

         For the Annual Meeting to be held in 2002, all business to be submitted by stockholders shall be stated in writing and filed with the Secretary of the Company no later than five days prior to that Annual Meeting.

         In order to be eligible for inclusion in the Company's proxy materials relating to the Annual Meeting of Stockholders to be held in 2002, any stockholder proposal to take action at such meeting must be received by the Company at 242 East Main Street, Carnegie, Pennsylvania 15106, no later than February 15, 2002. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended.

         The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. If any other matters, however, should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              /s/Alexander J. Senules
                                              ----------------------------------
                                              ALEXANDER J. SENULES
                                              SECRETARY
Carnegie, Pennsylvania
June 15, 2001

--------------------------------------------------------------------------------
                                 REVOCABLE PROXY
--------------------------------------------------------------------------------

                              SKIBO FINANCIAL CORP.
                              242 EAST MAIN STREET
                          CARNEGIE, PENNSYLVANIA 15106
                                 (412) 276-2424

--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                  July 19, 2001
--------------------------------------------------------------------------------

         The undersigned hereby appoints the official proxy committee of the Board of Directors of the Company with full powers of substitution to act, as attorneys and proxies for the undersigned, and to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held at Southpointe Golf Club, 360 Southpointe Boulevard, Canonsburg, Pennsylvania, on Thursday, July 19, 2001, at 9:00 a.m. and at any and all adjournments thereof, as follows:



                                                             FOR ALL
                                                      FOR    EXCEPT
                                                      ---    ------
1.  The election as director of the nominees listed   |_|     |_|
    below for terms to expire in 2004 (except as marked to the contrary below):

    Layne W. Craig    John T. Mendenhall, Jr.

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write the nominee's name in the space provided below.

-------------------------------------------------

                                                      FOR    AGAINST    ABSTAIN
                                                      ---    -------    -------
2.  The ratification of the appointment of Stokes     |_|      |_|        |_|
    & Hinds, LLC as independent auditors for the Company for the fiscal year ending March 31, 2002.

         The Board of Directors recommends a vote "FOR" all of the listed propositions.

--------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE OFFICIAL PROXY COMMITTEE TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE, AND MATTERS INCIDENT TO THE CONDUCT OF THE 2001 ANNUAL MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         Should the undersigned be present and elect to vote at the Annual Meeting, or at any adjournment thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

         The undersigned acknowledges receipt from the Company prior to the execution of this proxy of notice of the Meeting, a proxy statement dated June 15, 2001, and an Annual Report to Stockholders.


Dated:          , 2001  |_| Please check here if you plan to attend the Meeting.
       ---------


-----------------------------------               ------------------------------
PRINT NAME OF STOCKHOLDER                         PRINT NAME OF STOCKHOLDER


-----------------------------------               ------------------------------
SIGNATURE OF STOCKHOLDER                             SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on the enclosed card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.


--------------------------------------------------------------------------------
PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
--------------------------------------------------------------------------------